Exhibit 99.2

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions, except per share data)
(unaudited)

	Quarter Ended									Six Months Ended
	June 30,		Mar. 31,		Dec. 31,		Sept. 30,	June 30,	June 30,		June 30,
	2008		2008		2007		2007	2007	2008		2007
PROFITABILITY
Net income (loss)	$(3,328)		$(1,138)		$(1,867)		$186	$830	$(4,466)		$1,614
Net interest income	2,296		2,175		2,047		2,014	2,034	4,471		4,115
Noninterest income	561		1,569		1,365		1,379	1,758	2,129		3,299
Noninterest expense	2,403		2,152		4,166		2,191	2,138	4,555		4,244
Diluted earnings per common share:
Diluted earnings per common share	$(6.58)		$(1.40)		$(2.19)		$0.20	$0.92	$(8.43)		$1.78
Less: Effect of conversion feature(1)	(3.24)		-		-		-	-	(3.51)		-
Diluted earnings per common share excluding
effect of conversion feature	(3.34)		(1.40)		(2.19)		0.20	0.92	(4.92)		1.78
Diluted weighted average number of common shares outstanding
(in thousands)	1,016,081		856,923		855,532		876,002	893,090	936,502		896,304
Net interest margin on a taxable-equivalent basis(2)	3.22%		3.05%		2.86%		2.86%	2.91%	3.14%		2.85%
Dividends declared per common share	$0.01		$0.15		$0.56		$0.56	$0.55	$0.16		$1.09
Book value per common share (period end)(3)	13.35		21.74		24.55		27.18	27.27	13.35		27.27
Tangible common equity per common share (period end)(4)	9.01		13.26		15.89		16.43	16.59	9.01		16.59
Return on average assets	(4.23	) %	(1.42	) %	(2.30	) %	0.23%	1.05%	(2.81	) %	1.00%
Return on average common equity	(69.25)		(23.27)		(32.64)		3.03	13.74	(45.67)		13.36
Efficiency ratio(5)	84.11		57.49		122.13		64.55	56.38	69.01		57.24

ASSET QUALITY
Nonperforming assets(6) to total assets	3.62%		2.87%		2.17%		1.65%	1.29%	3.62%		1.29%
Allowance as a percentage of loans held in portfolio	3.53		1.94		1.05		0.80	0.73	3.53		0.73

CREDIT PERFORMANCE
Provision for loan losses	$5,913		$3,511		$1,534		$967	$372	$9,423		$606
Net charge-offs	2,171		1,368		747		421	271	3,538		454

CAPITAL ADEQUACY
Capital Ratios for WMI:
Tangible equity to total tangible assets(7)	7.79%		6.40%		6.67%		5.60%	6.07%	7.79%		6.07%
Tier 1 capital to average total assets (leverage)(8)	7.80		6.56		6.84		5.86	6.09	7.80		6.09
Total risk-based capital to total risk-weighted assets(8)	13.98		12.25		12.34		10.67	11.04	13.98		11.04
Capital Ratios for WMB (well-capitalized minimum)(9):
Tier 1 capital to adjusted total assets (leverage) (5.00%)	7.10		6.94		7.05		6.41	7.52	7.10		7.52
Adjusted Tier 1 capital to total risk-weighted assets (6.00%)	8.44		8.13		8.33		7.62	8.77	8.44		8.77
Total risk-based capital to total risk-weighted assets (10.00%)	12.49		12.21		12.22		11.26	12.80	12.49		12.80

SUPPLEMENTAL DATA
Average balance sheet:
Total loans held in portfolio	$241,737		$244,186		$241,690		$227,348	$216,004	$242,961		$219,292
Total interest-earning assets	285,503		285,265		287,988		283,263	279,836	285,384		287,724
Total assets	314,882		319,928		325,276		320,475	316,004	317,405		323,911
Total deposits	184,610		184,304		185,636		198,649	206,765	184,457		208,753
Total stockholders' equity	27,558		24,066		23,947		23,994	24,436	25,812		24,422
Period-end balance sheet:
Total loans held in portfolio, net	231,171		238,100		241,815		235,243	213,434	231,171		213,434
Total assets	309,731		319,668		327,913		330,110	312,219	309,731		312,219
Total deposits	181,923		188,049		181,926		194,280	201,380	181,923		201,380
Total stockholders' equity	26,086		22,449		24,584		23,941	24,210	26,086		24,210
Common shares outstanding at the end of period (in thousands)(10)	1,705,344		882,610		869,036		868,802	875,722	1,705,344		875,722
Employees at end of period	43,198		45,883		49,403		49,748	49,989	43,198		49,989
_______________________
(1)
This one-time earnings per share reduction represents a beneficial conversion feature that was recorded upon the June 2008 conversion of the preferred shares issued in connection with the April 2008 capital transaction. This non-cash adjustment, which had no effect on the Company's capital ratios or the net loss recorded in the second quarter, was provided to facilitate the comparison of earnings per share to the prior reporting periods presented on this schedule.

(2)
Includes taxable-equivalent adjustments primarily related to tax-exempt income on U.S. states and political subdivisions securities and loans related to the Company's community lending and investment activities.  The federal statutory tax rate was 35% for the periods presented.

(3)	Excludes six million shares held in escrow.
(4)	Excludes goodwill and intangible assets (except MSR).
(5)	The efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and noninterest income).
(6)	Excludes nonaccrual loans held for sale.
(7)
Excludes unrealized net gain/loss on available-for-sale securities and cash flow hedging instruments, goodwill and intangible assets (except MSR) and the impact from the adoption and application of FASB Statement No. 158, Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans.  Minority interests of $3.91 billion, $3.91 billion, $3.92 billion, $2.94 billion and $2.94 billion at June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007 and June 30, 2007 are included in the numerator.

(8)	The capital ratios are estimated as if Washington Mutual, Inc. were a bank holding company subject to Federal Reserve Board capital requirements.
(9)	Capital ratios for Washington Mutual Bank ("WMB") at June 30, 2008 are preliminary.
(10)	Includes six million shares held in escrow.

Washington Mutual, Inc.
Consolidated Statements of Income
(dollars in millions, except per share data)
(unaudited)

	Quarter Ended
	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
	2008	2008	2007	2007	2007
Interest Income
Loans held for sale	$52	$87	$160	$248	$421
Loans held in portfolio	3,604	3,954	4,156	3,992	3,786
Available-for-sale securities	335	357	380	392	351
Trading assets	117	116	101	108	108
Other interest and dividend income	94	77	79	116	82
Total interest income	4,202	4,591	4,876	4,856	4,748
Interest Expense
Deposits	1,115	1,329	1,464	1,650	1,723
Borrowings	791	1,087	1,365	1,192	991
Total interest expense	1,906	2,416	2,829	2,842	2,714
Net interest income	2,296	2,175	2,047	2,014	2,034
Provision for loan losses	5,913	3,511	1,534	967	372
Net interest income (expense) after provision for loan losses	(3,617)	(1,336)	513	1,047	1,662
Noninterest Income
Revenue (expense) from sales and servicing of home mortgage loans	(109)	411	358	161	300
Revenue from sales and servicing of consumer loans	159	248	375	418	403
Depositor and other retail banking fees	767	704	769	740	720
Credit card fees	177	181	214	209	183
Securities fees and commissions	64	58	63	67	70
Insurance income	32	30	29	29	29
Loss on trading assets	(305)	(216)	(267)	(153)	(145)
Gain (loss) on other available-for-sale securities	(402)	18	(261)	(99)	7
Gain (loss) on extinguishment of borrowings	100	13	-	1	(14)
Other income	78	122	85	6	205
Total noninterest income	561	1,569	1,365	1,379	1,758
Noninterest Expense
Compensation and benefits	939	914	877	910	977
Occupancy and equipment	460	358	488	371	354
Telecommunications and outsourced information services	123	130	134	135	132
Depositor and other retail banking losses	61	63	72	71	58
Advertising and promotion	103	105	108	125	113
Professional fees	57	39	89	52	55
Foreclosed asset expense	217	155	133	82	56
Goodwill impairment charge	-	-	1,775	-	-
Other expense	443	388	490	445	393
Total noninterest expense	2,403	2,152	4,166	2,191	2,138
Minority interest expense	75	75	65	53	42
Income (loss) before income taxes	(5,534)	(1,994)	(2,353)	182	1,240
Income taxes	(2,206)	(856)	(486)	(4)	410
Net Income (Loss)	$(3,328)	$(1,138)	$(1,867)	$186	$830

Preferred dividends declared	(71)	(65)	(8)	(8)	(8)
Beneficial conversion feature	(3,290)	-	-	-	-
Net Income (Loss) Applicable to Common Stockholders	$(6,689)	$(1,203)	$(1,875)	$178	$822

Earnings Per Common Share:
Basic	$(6.58)	$(1.40)	$(2.19)	$0.21	$0.95
Diluted	(6.58)	(1.40)	(2.19)	0.20	0.92

Dividends declared per common share	0.01	0.15	0.56	0.56	0.55
Basic weighted average number of common shares outstanding (in thousands)	1,016,081	856,923	855,518	857,005	868,968
Diluted weighted average number of common shares outstanding (in thousands)	1,016,081	856,923	855,532	876,002	893,090

Washington Mutual, Inc.
Consolidated Statements of Income
(dollars in millions, except per share data)
(unaudited)

	Six Months Ended
	June 30,	June 30,
	2008	2007
Interest Income
Loans held for sale	$138	$984
Loans held in portfolio	7,559	7,686
Available-for-sale securities	691	682
Trading assets	233	221
Other interest and dividend income	171	183
Total interest income	8,792	9,756
Interest Expense
Deposits	2,443	3,495
Borrowings	1,878	2,146
Total interest expense	4,321	5,641
Net interest income	4,471	4,115
Provision for loan losses	9,423	606
Net interest income (expense) after provision for loan losses	(4,952)	3,509
Noninterest Income
Revenue from sales and servicing of home mortgage loans	302	425
Revenue from sales and servicing of consumer loans	407	846
Depositor and other retail banking fees	1,470	1,385
Credit card fees	358	355
Securities fees and commissions	122	131
Insurance income	63	58
Loss on trading assets	(521)	(253)
Gain (loss) on other available-for-sale securities	(384)	41
Gain (loss) on extinguishment of borrowings	113	(7)
Other income	199	318
Total noninterest income	2,129	3,299
Noninterest Expense
Compensation and benefits	1,853	1,979
Occupancy and equipment	818	731
Telecommunications and outsourced information services	253	261
Depositor and other retail banking losses	124	119
Advertising and promotion	208	211
Professional fees	96	93
Foreclosed asset expense	372	95
Other expense	831	755
Total noninterest expense	4,555	4,244
Minority interest expense	151	85
Income (loss) before income taxes	(7,529)	2,479
Income taxes	(3,063)	865
Net Income (Loss)	$(4,466)	$1,614

Preferred dividends declared	(136)	(15)
Beneficial conversion feature	. (3,290)	-
Net Income (Loss) Applicable to Common Stockholders	$(7,892)	$1,599

Earnings Per Common Share:
Basic	$(8.43)	$1.83
Diluted	(8.43)	1.78

Dividends declared per common share	0.16	1.09
Basic weighted average number of common shares outstanding (in thousands)	936,502	871,876
Diluted weighted average number of common shares outstanding (in thousands)	936,502	896,304

Washington Mutual, Inc.
Consolidated Statements of Financial Condition
(dollars in millions)
(unaudited)

	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
	2008	2008	2007	2007	2007
Assets
Cash and cash equivalents	$7,235	$10,089	$9,560	$11,370	$4,167
Federal funds sold and securities purchased under agreements to resell	2,750	2,527	1,877	4,042	3,267
Trading assets	2,308	2,483	2,768	3,797	5,534
Available-for-sale securities, total amortized cost of $25,756, $24,907,
$27,789, $28,725 and $28,934:
Mortgage-backed securities	18,241	18,140	19,249	20,562	20,393
Investment securities	6,134	5,466	8,291	7,844	7,947
Total available-for-sale securities	24,375	23,606	27,540	28,406	28,340
Loans held for sale	1,877	4,941	5,403	7,586	19,327
Loans held in portfolio	239,627	242,814	244,386	237,132	214,994
Allowance for loan losses	(8,456)	(4,714)	(2,571)	(1,889)	(1,560)
Loans held in portfolio, net	231,171	238,100	241,815	235,243	213,434
Investment in Federal Home Loan Banks	3,498	3,514	3,351	2,808	1,596
Mortgage servicing rights	6,175	5,726	6,278	6,794	7,231
Goodwill	7,284	7,283	7,287	9,062	9,056
Other assets	23,058	21,399	22,034	21,002	20,267
Total assets	$309,731	$319,668	$327,913	$330,110	$312,219
Liabilities
Deposits:
Noninterest-bearing deposits	$31,112	$31,911	$30,389	$31,341	$33,557
Interest-bearing deposits	150,811	156,138	151,537	162,939	167,823
Total deposits	181,923	188,049	181,926	194,280	201,380
Federal funds purchased and commercial paper	75	250	2,003	2,482	3,390
Securities sold under agreements to repurchase	214	215	4,148	4,732	9,357
Advances from Federal Home Loan Banks	58,363	64,009	63,852	52,530	21,412
Other borrowings	30,590	32,710	38,958	40,887	40,313
Other liabilities	8,566	8,072	8,523	8,313	9,212
Minority interests	3,914	3,914	3,919	2,945	2,945
Total liabilities	283,645	297,219	303,329	306,169	288,009
Stockholders' Equity
Preferred stock	3,392	3,392	3,392	492	492
Capital surplus - common stock	12,916	2,646	2,630	2,575	2,715
Accumulated other comprehensive loss	(1,079)	(1,141)	(359)	(390)	(568)
Retained earnings	10,857	17,552	18,921	21,264	21,571
Total stockholders' equity	26,086	22,449	24,584	23,941	24,210
Total liabilities and stockholders' equity	$309,731	$319,668	$327,913	$330,110	$312,219

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended
	June 30,	Mar. 31,		Dec. 31,	Sept. 30,	June 30,
	2008	2008		2007	2007	2007
Stockholders' Equity Rollforward
Balance, beginning of period	$22,449	$24,584		$23,941	$24,210	$24,578
Net income (loss)	(3,328)	(1,138)		(1,867)	186	830
Cumulative effect from the adoption of new accounting pronouncements	-	(36	)(1)	-	-	-
Other comprehensive income (loss), net of income taxes	62	(782)		31	177	(300)
Cash dividends declared on common stock	(10)	(130)		(482)	(485)	(484)
Preferred stock activity:
Preferred share conversion(2)	(3,290)	-		-	-	-
Cash dividends declared	(71)	(65)		(8)	(8)	(8)
Total preferred stock activity	(3,361)	(65)		(8)	(8)	(8)
Cash dividends returned(3)	4	-		15	-	-
Common stock activity:
Capital surplus-common stock attributable to preferred share conversion(2)	3,290	-		-	-	-
Common stock issued(4)	6,980	16		54	60	94
Common stock repurchased and retired(5)	-	-		-	(199)	(500)
Total common stock activity	10,270	16		54	(139)	(406)
Preferred stock issued	-	-		2,900	-	-
Balance, end of period	$26,086	$22,449		$24,584	$23,941	$24,210

(1)
As of January 1, 2008, the Company adopted FASB Statement No. 157, Fair Value Measurements ("Statement No. 157"), EITF Issue No. 06-4, Accounting for Deferred Compensation and Postretirement Benefit Aspects of Endorsement Split-Dollar Life Insurance Arrangements ("Issue No. 06-4") and EITF Issue No. 06-10, Accounting for Collateral Assignment Split-Dollar Life Insurance Arrangements ("Issue No. 06-10").  The cumulative effect, net of income taxes, from the adoption of Statement No. 157, Issue No. 06-4 and Issue No. 06-10 was $1 million, $(35) million and $(2) million.

(2)
The preferred share conversion adjustment represents a beneficial conversion feature that was recorded upon the June 2008 conversion of the preferred shares issued in connection with the April 2008 capital transaction. This non-cash conversion adjustment, which did not affect the net loss recorded in the second quarter of 2008, reduced retained earnings and correspondingly increased capital surplus-common stock.

(3)	Represents accumulated dividends on shares returned from escrow.
(4)	Includes 647 million shares of common stock converted on June 30, 2008 at $8.75 per share from 56,570 preferred shares issued in April 2008.
(5)
The Company repurchased zero shares of its common stock during the three months ended June 30, 2008, March 31, 2008 and December 31, 2007, and 7.2 million and 13.5 million shares of its common stock during the three months ended September 30, 2007 and June 30, 2007.  At June 30, 2008, the total remaining common stock repurchase authority was 47.5 million shares.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended					Six Months Ended
	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	June 30,	June 30,
	2008	2008	2007	2007	2007	2008	2007
RETAIL BANKING GROUP
Condensed income statement:
Net interest income	$1,210	$1,203	$1,262	$1,306	$1,291	$2,413	$2,575
Provision for loan losses	3,823	2,300	663	318	91	6,122	153
Noninterest income	842	775	850	833	820	1,617	1,571
Inter-segment revenue	7	9	5	9	16	15	34
Noninterest expense	1,232	1,221	1,212	1,149	1,131	2,453	2,201
Income (loss) before income taxes	(2,996)	(1,534)	242	681	905	(4,530)	1,826
Income taxes	(959)	(491)	(39)	225	340	(1,450)	685
Net income (loss)	$(2,037)	$(1,043)	$281	$456	$565	$(3,080)	$1,141
Performance and other data:
Efficiency ratio	59.82%	61.48%	57.25%	53.48%	53.19%	60.63%	52.65%
Average loans	$138,671	$142,720	$145,486	$147,357	$149,716	$140,695	$152,445
Average assets	145,800	151,609	155,100	157,194	159,515	148,704	162,264
Average deposits:
Checking deposits:
Noninterest bearing	24,753	23,425	22,748	22,860	23,107	24,089	22,722
Interest bearing	22,557	24,306	26,328	28,406	30,282	23,431	31,006
Total checking deposits	47,310	47,731	49,076	51,266	53,389	47,520	53,728
Savings and money market deposits	54,928	47,904	44,623	43,524	43,814	51,417	43,460
Time deposits	47,271	51,099	49,034	50,131	48,049	49,185	47,456
Average deposits	149,509	146,734	142,733	144,921	145,252	148,122	144,644
Loan volume	655	1,238	3,417	5,172	5,760	1,893	10,338
Employees at end of period	27,857	28,736	29,147	28,636	28,523	27,857	28,523
CARD SERVICES GROUP
Managed basis(1)
Condensed income statement:
Net interest income	$769	$765	$694	$674	$649	$1,534	$1,290
Provision for loan losses	911	626	591	611	523	1,537	912
Noninterest income	187	418	315	400	393	604	867
Inter-segment expense	5	5	-	-	-	9	-
Noninterest expense	297	260	338	364	306	557	635
Income (loss) before income taxes	(257)	292	80	99	213	35	610
Income taxes	(82)	93	(12)	33	80	11	229
Net income (loss)	$(175)	$199	$92	$66	$133	$24	$381
Performance and other data:
Efficiency ratio	31.25%	22.04%	33.51%	33.91%	29.33%	26.16%	29.42%
Average loans	$26,314	$26,889	$26,665	$25,718	$24,234	$26,601	$23,921
Average assets	28,844	29,244	28,961	28,206	26,762	29,044	26,403
Employees at end of period	2,940	2,881	2,860	2,878	2,827	2,940	2,827

Securitization adjustments
Condensed income statement:
Net interest income	$(506)	$(503)	$(454)	$(456)	$(459)	$(1,010)	$(874)
Provision for loan losses	(530)	(470)	(335)	(288)	(294)	(1,000)	(577)
Noninterest income	(24)	33	119	168	165	10	297
Performance and other data:
Average loans	(16,872)	(17,391)	(16,007)	(14,488)	(13,888)	(17,131)	(13,201)
Average assets	(14,739)	(15,075)	(14,180)	(12,841)	(12,287)	(14,907)	(11,627)

Adjusted basis
Condensed income statement:
Net interest income	$263	$262	$240	$218	$190	$524	$416
Provision for loan losses	381	156	256	323	229	537	335
Noninterest income	163	451	434	568	558	614	1,164
Inter-segment expense	5	5	-	-	-	9	-
Noninterest expense	297	260	338	364	306	557	635
Income (loss) before income taxes	(257)	292	80	99	213	35	610
Income taxes	(82)	93	(12)	33	80	11	229
Net income (loss)	$(175)	$199	$92	$66	$133	$24	$381
Performance and other data:
Average loans	$9,442	$9,498	$10,658	$11,230	$10,346	$9,470	$10,720
Average assets	14,105	14,169	14,781	15,365	14,475	14,137	14,776

(This table is continued on "WM-7.")
__________________________
(1)
The managed basis presentation treats securitized and sold credit card receivables as if they were still on the balance sheet. The Company uses this basis in assessing the overall performance of this operating segment. The managed basis presentation of the Card Services Group is derived by adjusting the GAAP financial information to add back securitized loan balances and the related interest, fee income and provision for credit losses. Such adjustments are eliminated as securitization adjustments when reporting GAAP results.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended					Six Months Ended
(This table is continued from "WM-6.")	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	June 30,	June 30,
	2008	2008	2007	2007	2007	2008	2007
COMMERCIAL GROUP
Condensed income statement:
Net interest income	$203	$196	$200	$200	$208	$400	$420
Provision for loan losses	17	29	19	12	2	47	(7)
Noninterest income	5	(8)	(10)	(34)	63	(3)	78
Noninterest expense	63	68	66	67	74	131	148
Income before income taxes	128	91	105	87	195	219	357
Income taxes	41	29	11	28	73	70	134
Net income	$87	$62	$94	$59	$122	$149	$223
Performance and other data:
Efficiency ratio	30.34%	36.09%	34.39%	40.26%	27.42%	33.07%	29.89%
Average loans	$41,891	$40,934	$40,129	$38,333	$38,789	$41,413	$38,715
Average assets	43,875	43,004	42,336	40,663	41,184	43,439	41,094
Average deposits	6,632	7,474	9,762	13,816	15,294	7,053	13,671
Loan volume	3,768	2,835	4,800	4,054	4,348	6,603	8,018
Employees at end of period	1,342	1,358	1,502	1,524	1,508	1,342	1,508
HOME LOANS GROUP
Condensed income statement:
Net interest income	$240	$250	$229	$191	$211	$490	$455
Provision for loan losses	1,637	907	511	323	101	2,544	150
Noninterest income	(97)	319	329	183	389	221	550
Inter-segment expense	2	4	5	9	16	6	34
Noninterest expense	484	499	2,319	554	547	983	1,069
Loss before income taxes	(1,980)	(841)	(2,277)	(512)	(64)	(2,822)	(248)
Income taxes	(635)	(269)	(312)	(169)	(24)	(904)	(93)
Net loss	$(1,345)	$(572)	$(1,965)	$(343)	$(40)	$(1,918)	$(155)
Performance and other data:
Efficiency ratio	344.70%	88.26%	419.52%	151.63%	93.71%	139.26%	110.07%
Average loans	$54,880	$55,672	$52,278	$43,737	$43,312	$55,275	$48,255
Average assets	65,074	66,841	66,172	61,106	60,342	65,958	65,831
Average deposits	5,202	5,469	6,714	7,780	8,372	5,335	8,436
Loan volume	8,462	13,774	19,089	26,434	35,938	22,236	69,718
Employees at end of period	7,338	9,135	11,812	12,668	13,150	7,338	13,150
CORPORATE SUPPORT/TREASURY AND OTHER
Condensed income statement:
Net interest income (expense)	$254	$132	$(18)	$(39)	$(4)	$386	$(26)
Provision for loan losses	55	119	85	(9)	(51)	173	(25)
Noninterest income	(327)	86	(201)	(91)	60	(241)	154
Noninterest expense	327	104	231	57	80	431	191
Minority interest expense	75	75	65	53	42	151	85
Loss before income taxes	(530)	(80)	(600)	(231)	(15)	(610)	(123)
Income taxes	(247)	(68)	(157)	(46)	(37)	(316)	(106)
Net income (loss)	$(283)	$(12)	$(443)	$(185)	$22	$(294)	$(17)
Performance and other data:
Average loans	$1,648	$1,556	$1,482	$1,420	$1,367	$1,602	$1,356
Average assets	47,151	45,525	48,173	47,532	41,789	46,338	41,335
Average deposits	23,267	24,627	26,427	32,132	37,847	23,947	42,002
Loan volume	84	143	171	113	72	226	179
Employees at end of period	3,721	3,773	4,082	4,042	3,981	3,721	3,981

(This table is continued on "WM-8.")

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended					Six Months Ended
(This table is continued from "WM-7.")	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	June 30,	June 30,
	2008	2008	2007	2007	2007	2008	2007
RECONCILING ADJUSTMENTS
Condensed income statement:
Net interest income(1)	$126	$132	$134	$138	$138	$258	$275
Noninterest income (expense)(2)	(25)	(54)	(37)	(80)	(132)	(79)	(218)
Income before income taxes	101	78	97	58	6	179	57
Income taxes(3)	(324)	(150)	23	(75)	(22)	(474)	16
Net income	$425	$228	$74	$133	$28	$653	$41
Performance and other data:
Average loans(4)	$(1,123)	$(1,220)	$(1,286)	$(1,385)	$(1,301)	$(1,171)	$(1,389)
Average assets(4)	(1,123)	(1,220)	(1,286)	(1,385)	(1,301)	(1,171)	(1,389)

TOTAL CONSOLIDATED
Condensed income statement:
Net interest income	$2,296	$2,175	$2,047	$2,014	$2,034	$4,471	$4,115
Provision for loan losses	5,913	3,511	1,534	967	372	9,423	606
Noninterest income	561	1,569	1,365	1,379	1,758	2,129	3,299
Noninterest expense	2,403	2,152	4,166	2,191	2,138	4,555	4,244
Minority interest expense	75	75	65	53	42	151	85
Income (loss) before income taxes	(5,534)	(1,994)	(2,353)	182	1,240	(7,529)	2,479
Income taxes	(2,206)	(856)	(486)	(4)	410	(3,063)	865
Net income (loss)	$(3,328)	$(1,138)	$(1,867)	$186	$830	$(4,466)	$1,614
Performance and other data:
Efficiency ratio	84.11%	57.49%	122.13%	64.55%	56.38%	69.01%	57.24%
Average loans	$245,409	$249,160	$248,747	$240,692	$242,229	$247,284	$250,102
Average assets	314,882	319,928	325,276	320,475	316,004	317,405	323,911
Average deposits	184,610	184,304	185,636	198,649	206,765	184,457	208,753
Loan volume	12,969	17,990	27,477	35,773	46,118	30,958	88,253
Employees at end of period	43,198	45,883	49,403	49,748	49,989	43,198	49,989
__________________________

(1)
Represents the difference between mortgage loan premium amortization recorded by the Retail Banking Group and the amount recognized in the Company's Consolidated Statements of Income.  For management reporting purposes, certain mortgage loans that are held in portfolio by the Retail Banking Group are treated as if they are purchased from the Home Loans Group.  Since the cost basis of these loans includes an assumed profit factor paid to the Home Loans Group, the amortization of loan premiums recorded by the Retail Banking Group reflects this assumed profit factor and must therefore be eliminated as a reconciling adjustment.

(2)	Represents the difference between gain from mortgage loans recorded by the Home Loans Group and gain from mortgage loans recognized in the Company's Consolidated Statements of Income.
(3)	Represents the tax effect of reconciling adjustments.
(4)	Represents the inter-segment offset for inter-segment loan premiums that the Retail Banking Group recognized upon transfer of portfolio loans from the Home Loans Group.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended
	June 30, 2008			Mar. 31, 2008			June 30, 2007
			Interest			Interest			Interest
			Income/			Income/			Income/
	Balance	Rate	Expense	Balance	Rate	Expense	Balance	Rate	Expense
Average Balances and Weighted Average Interest Rates
Assets (Taxable-Equivalent Basis(1))
Interest-earning assets(2):
Federal funds sold and securities purchased under
agreements to resell	$2,161	2.15%	$11	$2,118	3.48%	$18	$3,964	5.39%	$53
Trading assets	2,404	19.50	117	2,726	17.10	116	4,995	8.67	108
Available-for-sale securities(3):
Mortgage-backed securities	19,190	5.67	271	18,945	5.80	275	19,177	5.39	259
Investment securities	5,287	5.06	67	6,316	5.39	85	7,382	5.15	95
Loans held for sale	3,672	5.62	52	4,974	6.98	87	26,225	6.43	421
Loans held in portfolio:
Loans secured by real estate:
Home loans(4)(5)	107,299	5.83	1,563	109,773	6.27	1,720	90,818	6.44	1,462
Home equity loans and lines of credit(5)	60,964	5.12	777	61,196	6.28	956	54,431	7.59	1,031
Subprime mortgage channel(6)	16,933	6.05	256	18,106	6.33	287	20,152	6.80	343
Home construction(7)	1,973	7.41	37	2,142	7.65	41	2,043	6.72	34
Multi-family	32,786	6.13	502	31,962	6.35	507	29,419	6.65	488
Other real estate	10,205	6.26	159	9,797	6.49	158	6,843	7.03	120
Total loans secured by real estate	230,160	5.73	3,294	232,976	6.31	3,669	203,706	6.84	3,478
Consumer:
Credit card	9,443	11.56	271	9,024	10.75	241	10,101	10.44	263
Other	180	16.85	8	195	17.47	8	254	12.44	8
Commercial	1,954	6.76	33	1,991	7.36	37	1,943	7.73	38
Total loans held in portfolio	241,737	5.98	3,606	244,186	6.49	3,955	216,004	7.02	3,787
Other	11,052	3.01	83	6,000	3.94	59	2,089	5.47	29
Total interest-earning assets	285,503	5.90	4,207	285,265	6.45	4,595	279,836	6.80	4,752
Noninterest-earning assets:
Mortgage servicing rights	6,115			5,882			6,782
Goodwill	7,283			7,286			9,054
Other assets	15,981			21,495			20,332
Total assets	$314,882			$319,928			$316,004
Liabilities
Interest-bearing liabilities:
Deposits:
Interest-bearing checking deposits	$22,619	1.39	78	$24,384	1.75	107	$30,373	2.51	190
Savings and money market deposits	62,078	2.17	335	55,951	2.73	379	58,969	3.33	490
Time deposits	69,161	4.08	702	74,225	4.57	843	84,330	4.96	1,043
Total interest-bearing deposits	153,858	2.91	1,115	154,560	3.46	1,329	173,672	3.98	1,723
Federal funds purchased and commercial paper	79	3.05	1	1,009	3.62	9	2,169	5.36	29
Securities sold under agreements to repurchase	406	2.20	2	885	3.78	8	8,416	5.35	112
Advances from Federal Home Loan Banks	60,402	3.36	505	62,799	4.29	670	22,063	5.36	295
Other	30,839	3.69	283	34,048	4.71	400	39,886	5.57	555
Total interest-bearing liabilities	245,584	3.12	1,906	253,301	3.83	2,416	246,206	4.42	2,714
Noninterest-bearing sources:
Noninterest-bearing deposits	30,752			29,744			33,093
Other liabilities	7,075			8,902			9,610
Minority interests	3,913			3,915			2,659
Stockholders' equity	27,558			24,066			24,436
Total liabilities and stockholders' equity	$314,882			$319,928			$316,004
Net interest spread and net interest income on a taxable-equivalent basis		2.78	$2,301		2.62	$2,179		2.38	$2,038
Impact of noninterest-bearing sources		0.44			0.43			0.53
Net interest margin on a taxable-equivalent basis		3.22			3.05			2.91
_______________________________
(1)
Includes taxable-equivalent adjustments primarily related to tax-exempt income on U.S. states and political subdivisions securities and loans related to the Company’s community lending and investment activities.  The federal statutory tax rate was 35% for the periods presented.

(2)	Nonaccrual assets and related income, if any, are included in their respective categories.
(3)	The average balance and yield are based on average amortized cost balances.
(4)
Capitalized interest recognized in earnings that resulted from negative amortization within the Option ARM portfolio totaled $255 million, $336 million and $344 million for the three months ended June 30, 2008, March 31, 2008 and June 30, 2007.

(5)	Excludes home loans and home equity loans and lines of credit in the subprime mortgage channel.
(6)	Represents mortgage loans purchased from recognized subprime lenders and mortgage loans originated under the Long Beach Mortgage name and held in the investment portfolio.
(7)
Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Six Months Ended
	June 30, 2008			June 30, 2007
			Interest			Interest
			Income/			Income/
	Balance	Rate	Expense	Balance	Rate	Expense
Average Balances and Weighted Average Interest Rates
Assets (Taxable-Equivalent Basis(1))
Interest-earning assets(2):
Federal funds sold and securities purchased under
agreements to resell	$2,139	2.81%	$30	$3,947	5.39%	$105
Trading assets	2,565	18.22	233	5,293	8.37	221
Available-for-sale securities(3):
Mortgage-backed securities	19,068	5.74	546	18,821	5.44	511
Investment securities	5,802	5.24	152	6,785	5.18	176
Loans held for sale	4,323	6.40	138	30,810	6.40	984
Loans held in portfolio:
Loans secured by real estate:
Home loans(4)(5)	108,536	6.05	3,283	94,074	6.45	3,033
Home equity loans and lines of credit(5)	61,080	5.70	1,733	53,726	7.57	2,020
Subprime mortgage channel(6)	17,519	6.19	543	20,381	6.74	686
Home construction(7)	2,058	7.54	78	2,052	6.63	68
Multi-family	32,374	6.23	1,009	29,621	6.61	979
Other real estate	10,001	6.37	317	6,803	7.03	238
Total loans secured by real estate	231,568	6.02	6,963	206,657	6.81	7,024
Consumer:
Credit card	9,233	11.16	513	10,500	11.03	574
Other	188	17.17	16	261	12.70	17
Commercial	1,972	7.06	69	1,874	7.84	73
Total loans held in portfolio	242,961	6.23	7,561	219,292	7.03	7,688
Other	8,526	3.34	141	2,776	5.65	78
Total interest-earning assets	285,384	6.18	8,801	287,724	6.80	9,763
Noninterest-earning assets:
Mortgage servicing rights	5,998			6,545
Goodwill	7,285			9,054
Other assets	18,738			20,588
Total assets	$317,405			$323,911
Liabilities
Interest-bearing liabilities:
Deposits:
Interest-bearing checking deposits	$23,502	1.58	184	$31,093	2.57	397
Savings and money market deposits	59,014	2.43	714	56,927	3.31	933
Time deposits	71,693	4.33	1,545	87,960	4.96	2,165
Total interest-bearing deposits	154,209	3.19	2,443	175,980	4.00	3,495
Federal funds purchased and commercial paper	544	3.58	10	3,003	5.44	81
Securities sold under agreements to repurchase	646	3.28	10	10,247	5.43	276
Advances from Federal Home Loan Banks	61,600	3.83	1,175	29,019	5.37	773
Other	32,443	4.23	683	36,366	5.62	1,016
Total interest-bearing liabilities	249,442	3.48	4,321	254,615	4.46	5,641
Noninterest-bearing sources:
Noninterest-bearing deposits	30,248			32,773
Other liabilities	7,989			9,547
Minority interests	3,914			2,554
Stockholders' equity	25,812			24,422
Total liabilities and stockholders' equity	$317,405			$323,911
Net interest spread and net interest income on a taxable-equivalent basis		2.70	$4,480		2.34	$4,122
Impact of noninterest-bearing sources		0.44			0.51
Net interest margin on a taxable-equivalent basis		3.14			2.85

_______________________________
(1)
Includes taxable-equivalent adjustments primarily related to tax-exempt income on U.S. states and political subdivisions securities and loans related to the Company’s community lending and investment activities.  The federal statutory tax rate was 35% for the periods presented.

(2)	Nonaccrual assets and related income, if any, are included in their respective categories.
(3)	The average balance and yield are based on average amortized cost balances.
(4)
Capitalized interest recognized in earnings that resulted from negative amortization within the Option ARM portfolio totaled $591 million and $706 million for the six months ended June 30, 2008 and June 30, 2007.

(5)	Excludes home loans and home equity loans and lines of credit in the subprime mortgage channel.
(6)	Represents mortgage loans purchased from recognized subprime lenders and mortgage loans originated under the Long Beach Mortgage name and held in the investment portfolio.
(7)
Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Change from
	Mar. 31, 2008	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
	to June 30, 2008	2008	2008	2007	2007	2007
Deposits
Retail deposits:
Checking deposits:
Noninterest bearing	$304	$25,435	$25,131	$23,476	$23,721	$24,142
Interest bearing	(1,916)	21,715	23,631	25,713	27,277	29,592
Total checking deposits	(1,612)	47,150	48,762	49,189	50,998	53,734
Savings and money market deposits	6,699	58,016	51,317	44,987	43,360	43,617
Time deposits(1)	(8,488)	43,086	51,574	49,410	50,740	48,140
Total retail deposits	(3,401)	148,252	151,653	143,586	145,098	145,491
Commercial business and other deposits	(1,513)	8,892	10,405	11,267	16,536	19,186
Brokered deposits:
Consumer	1,509	19,248	17,739	18,089	17,484	17,153
Institutional	(1,611)	100	1,711	2,515	8,107	11,025
Custodial and escrow deposits(2)	(1,110)	5,431	6,541	6,469	7,055	8,525
Total deposits	$(6,126)	$181,923	$188,049	$181,926	$194,280	$201,380
(1)	Weighted average remaining maturity of time deposits was 6 months at June 30, 2008 and March 31, 2008, 7 months at December 31, 2007 and September 30, 2007 and 8 months at June 30, 2007.
(2)	Substantially all custodial and escrow deposits reside in noninterest-bearing checking accounts.

	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
	2008	2008	2007	2007	2007
Retail Deposit Accounts (number of accounts)
Noninterest-bearing checking	11,577,907	11,271,406	10,960,270	10,824,548	10,449,887
Interest-bearing checking	1,167,062	1,218,606	1,273,673	1,334,902	1,399,203
Savings and money market	7,474,547	7,293,256	7,118,349	7,087,311	6,936,870
Total transaction accounts, end of period(1)	20,219,516	19,783,268	19,352,292	19,246,761	18,785,960

Net change in noninterest-bearing checking accounts	306,501	311,136	135,722	374,661	466,574
Net change in checking accounts	254,957	256,069	74,493	310,360	406,243
_______________________________
(1)	Transaction accounts include retail checking, small business checking, retail savings and small business savings.

	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
	2008	2008	2007	2007	2007
Retail Banking Stores
Stores, beginning of period	2,261	2,257	2,212	2,235	2,228
Stores opened during the quarter	14	9	50	10	11
Stores closed during the quarter	(36)	(5)	(5)	(33)	(4)
Stores, end of period	2,239	2,261	2,257	2,212	2,235

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended
	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
	2008	2008	2007	2007	2007
Loan Volume
Home loans:
Short-term adjustable-rate loans(1):
Option ARMs	$11	$231	$3,945	$6,174	$7,888
Other ARMs	14	19	10	111	22
Total short-term adjustable-rate loans	25	250	3,955	6,285	7,910
Medium-term adjustable-rate loans(2)	2,338	3,810	5,972	9,868	14,953
Fixed-rate loans	6,131	9,427	7,382	6,176	8,172
Total home loan volume	8,494	13,487	17,309	22,329	31,035
Home equity loans and lines of credit	541	1,297	4,619	8,544	9,988
Home construction(3)	8	128	378	483	426
Multi-family	2,686	2,250	3,412	2,856	3,067
Other real estate	1,106	728	1,487	1,285	1,246
Total loans secured by real estate	12,835	17,890	27,205	35,497	45,762
Commercial	134	100	272	276	356
Total loan volume	$12,969	$17,990	$27,477	$35,773	$46,118
Loan Volume by Channel
Retail	$9,081	$10,585	$17,341	$21,223	$24,707
Wholesale	3,732	7,091	9,536	13,387	17,020
Purchased	156	314	600	1,163	4,391
Total loan volume by channel	$12,969	$17,990	$27,477	$35,773	$46,118
Refinancing Activity(4)
Home loan refinancing	$6,665	$10,779	$12,297	$14,722	$22,637
Home equity loans and lines of credit	8	22	46	143	157
Home construction loans	-	1	30	30	20
Multi-family and other real estate	1,301	1,033	1,436	1,225	1,378
Total refinancing	$7,974	$11,835	$13,809	$16,120	$24,192
(1)	Short-term adjustable-rate loans reprice within one year.
(2)	Medium-term adjustable-rate loans reprice after one year.
(3)
Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.

(4)	Includes loan refinancing entered into by both new and pre-existing loan customers.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Six Months Ended
	June 30,	June 30,
	2008	2007
Loan Volume
Home loans:
Short-term adjustable-rate loans(1):
Option ARMs	$241	$15,666
Other ARMs	34	58
Total short-term adjustable-rate loans	275	15,724
Medium-term adjustable-rate loans(2)	6,148	28,519
Fixed-rate loans	15,557	16,996
Total home loan volume	21,980	61,239
Home equity loans and lines of credit	1,839	17,590
Home construction(3)	136	724
Multi-family	4,936	5,729
Other real estate	1,833	2,326
Total loans secured by real estate	30,724	87,608
Commercial	234	645
Total loan volume	$30,958	$88,253
Loan Volume by Channel
Retail	$19,665	$45,878
Wholesale	10,824	31,767
Purchased	469	10,608
Total loan volume by channel	$30,958	$88,253
Refinancing Activity(4)
Home loan refinancing	$17,444	$45,190
Home equity loans and lines of credit	30	707
Home construction loans	1	31
Multi-family and other real estate	2,334	2,509
Total refinancing	$19,809	$48,437

(1)	Short-term adjustable-rate loans reprice within one year.
(2)	Medium-term adjustable-rate loans reprice after one year.
(3)
Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.

(4)	Includes loan refinancing entered into by both new and pre-existing loan customers.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Change from
	Mar. 31, 2008	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
	to June 30, 2008	2008	2008	2007	2007	2007
Loans Held in Portfolio
Loans secured by real estate:
Home:
Short-term adjustable-rate loans(1):
Option ARMs(2)	$(2,960)	$52,886	$55,846	$58,870	$58,137	$53,455
Other ARMs	(404)	15,128	15,532	16,231	15,478	13,538
Total short-term adjustable-rate loans	(3,364)	68,014	71,378	75,101	73,615	66,993
Medium-term adjustable-rate loans(3)	(1,014)	39,203	40,217	39,373	37,717	29,647
Fixed-rate loans	(96)	11,761	11,857	12,005	11,813	9,505
Total home loans	(4,474)	118,978	123,452	126,479	123,145	106,145
Home equity loans and lines of credit	(1,059)	62,487	63,546	63,488	61,831	58,631
Home construction(4)	(186)	1,902	2,088	2,226	2,110	2,058
Multi-family	616	33,144	32,528	31,754	30,831	29,290
Other real estate	456	10,478	10,022	9,524	8,335	6,879
Total loans secured by real estate(5)	(4,647)	226,989	231,636	233,471	226,252	203,003
Consumer:
Credit card	1,600	10,589	8,989	8,831	8,791	9,913
Other	(9)	177	186	205	224	243
Commercial	(131)	1,872	2,003	1,879	1,865	1,835
Total loans held in portfolio(6)	(3,187)	239,627	242,814	244,386	237,132	214,994
Less: allowance for loan losses	(3,742)	(8,456)	(4,714)	(2,571)	(1,889)	(1,560)
Total loans held in portfolio, net	$(6,929)	$231,171	$238,100	$241,815	$235,243	$213,434

(1)	Short-term adjustable-rate loans reprice within one year.
(2)
The total amount by which the unpaid principal balance of Option ARM loans exceeded their original principal amount was $2.05 billion, $1.93 billion, $1.73 billion, $1.50 billion and $1.30 billion at June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007 and June 30, 2007.

(3)	Medium-term adjustable-rate loans reprice after one year.
(4)
Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.

(5)
Includes subprime mortgage channel loans, comprising mortgage loans purchased from recognized subprime lenders and mortgage loans originated under the Long Beach Mortgage name and held in the investment portfolio as follows:

Subprime Mortgage Channel	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
	2008	2008	2007	2007	2007
Home loans	$13,951	$15,032	$16,092	$17,285	$17,602
Home equity loans and lines of credit	2,101	2,312	2,525	2,711	2,855
Total	$16,052	$17,344	$18,617	$19,996	$20,457
(6)
Includes net unamortized deferred loan costs of $1.31 billion, $1.42 billion, $1.45 billion, $1.44 billion and $1.58 billion at June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007 and June 30, 2007.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

			Weighted		Weighted		Weighted
	Change from		Average		Average		Average
	Mar. 31, 2008	June 30,	Coupon	Mar. 31,	Coupon	June 30,	Coupon
	to June 30, 2008	2008	Rate	2008	Rate	2007	Rate
Selected Loans Secured by Real Estate
Home loans held in portfolio:
Short-term adjustable-rate loans(1):
Option ARMs	$(2,960)	$52,886	6.61%	$55,846	7.30%	$53,455	7.74%
Other ARMs	(404)	15,128	6.70	15,532	6.94	13,538	7.28
Total short-term adjustable-rate loans	(3,364)	68,014	6.63	71,378	7.22	66,993	7.65
Medium-term adjustable-rate loans(2)	(1,014)	39,203	6.36	40,217	6.35	29,647	5.99
Fixed-rate loans	(96)	11,761	6.70	11,857	6.75	9,505	6.71
Total home loans held in portfolio	(4,474)	118,978	6.55	123,452	6.89	106,145	7.10
Home equity loans and lines of credit:
Adjustable-rate	(410)	53,440	5.65	53,850	6.02	47,699	8.25
Fixed-rate	(649)	9,047	7.61	9,696	7.67	10,932	7.70
Total home equity loans and lines of credit	(1,059)	62,487	5.93	63,546	6.27	58,631	8.15
Multi-family loans held in portfolio:
Short-term adjustable-rate loans(1):
Option ARMs	(634)	5,524	5.90	6,158	6.70	7,650	7.28
Other ARMs	(353)	7,116	5.72	7,469	6.03	7,910	6.77
Total short-term adjustable-rate loans	(987)	12,640	5.79	13,627	6.33	15,560	7.02
Medium-term adjustable-rate loans(2)	1,576	18,393	6.10	16,817	6.12	11,890	5.93
Fixed-rate loans	27	2,111	6.19	2,084	6.22	1,840	6.35
Total multi-family loans held in portfolio	616	33,144	5.99	32,528	6.22	29,290	6.53
Total selected loans held in portfolio secured by real estate(3)	(4,917)	214,609	6.28	219,526	6.61	194,066	7.33
Loans held for sale(4)	(3,064)	1,877	5.72	4,941	5.73	18,999	6.39
Total selected loans secured by real estate	$(7,981)	$216,486	6.28	$224,467	6.59	$213,065	7.25

(1)	Short-term adjustable-rate loans reprice within one year.
(2)	Medium-term adjustable-rate loans reprice after one year.
(3)
At June 30, 2008, March 31, 2008 and June 30, 2007, adjustable-rate loans with lifetime caps were $180.93 billion, $182.93 billion and $158.24 billion with a lifetime weighted average cap rate of 12.67%, 12.60% and 12.96%.

(4)	Excludes credit card and student loans.

	Mar. 31, 2008	Dec. 31, 2007
	to June 30, 2008	to June 30, 2008
Rollforward of Loans Held for Sale
Balance, beginning of period	$4,941	$5,403
Mortgage loans originated, purchased and transferred from held in portfolio	7,339	18,969
Mortgage loans transferred to held in portfolio	(27)	(373)
Mortgage loans sold and other(1)	(10,376)	(21,092)
Net change in consumer loans held for sale	-	(1,030)
Balance, end of period	$1,877	$1,877

Rollforward of Home Loans Held in Portfolio
Balance, beginning of period	$123,452	$126,479
Loans originated, purchased and transferred from held for sale	1,525	3,790
Loan payments, transferred to held for sale and other	(5,999)	(11,291)
Balance, end of period	$118,978	$118,978

(1)	The unpaid principal balance ("UPB") of home loans sold was $9.85 billion and $19.85 billion for the three and six months ended June 30, 2008.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended
Detail of Revenue (Expense) from Sales and Servicing of Home Mortgage Loans	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
	2008	2008	2007	2007	2007
Gain (loss) from home mortgage loans and originated mortgage-backed securities, net of hedging and risk management instruments:
Gain (loss) from home mortgage loans and originated mortgage-backed securities(1)	$(162)	$143	$7	$(169)	$66
Revaluation gain (loss) from derivatives economically hedging loans held for sale	11	(21)	(12)	(53)	126
Gain (loss) from home mortgage loans and originated mortgage-backed securities,
net of hedging and risk management instruments	(151)	122	(5)	(222)	192
Home mortgage loan servicing revenue:
Home mortgage loan servicing revenue(2)	438	470	490	516	526
Change in MSR fair value due to payments on loans and other	(301)	(230)	(255)	(351)	(401)
Net home mortgage loan servicing revenue	137	240	235	165	125
Change in MSR fair value due to valuation inputs or assumptions	542	(499)	(390)	(201)	530
Revaluation gain (loss) from derivatives economically hedging MSR	(637)	548	518	419	(547)
Home mortgage loan servicing revenue, net of MSR valuation
changes and derivative risk management instruments	42	289	363	383	108
Total revenue (expense) from sales and servicing of home mortgage loans	$(109)	$411	$358	$161	$300

	Six Months Ended
Detail of Revenue from Sales and Servicing of Home Mortgage Loans	June 30,	June 30,
	2008	2007
Gain (loss) from home mortgage loans and originated mortgage-backed securities, net of hedging and risk management instruments:
Gain (loss) from home mortgage loans and originated mortgage-backed securities(1)	$(19)	$214
Revaluation gain (loss) from derivatives economically hedging loans held for sale	(9)	72
Gain (loss) from home mortgage loans and originated mortgage-backed securities,
net of hedging and risk management instruments	(28)	286
Home mortgage loan servicing revenue:
Home mortgage loan servicing revenue(2)	908	1,041
Change in MSR fair value due to payments on loans and other	(531)	(757)
Net home mortgage loan servicing revenue	377	284
Change in MSR fair value due to valuation inputs or assumptions	42	434
Revaluation loss from derivatives economically hedging MSR	(89)	(579)
Home mortgage loan servicing revenue, net of MSR valuation
changes and derivative risk management instruments	330	139
Total revenue from sales and servicing of home mortgage loans	$302	$425

(1)	Originated mortgage-backed securities represent available-for-sale securities retained on the balance sheet subsequent to the securitization of mortgage loans that were originated by the Company.
(2)
Includes contractually specified servicing fees (net of guarantee fees paid to housing government-sponsored enterprises, where applicable), late charges and loan pool expenses (the shortfall of the scheduled interest required to be remitted to investors and that which is collected from borrowers upon payoff).

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended
	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
	2008	2008	2007	2007	2007
MSR Valuation and Risk Management:
Change in MSR fair value due to valuation inputs or assumptions	$542	$(499)	$(390)	$(201)	$530
Gain (loss) on MSR risk management instruments:
Revaluation gain (loss) from derivatives economically hedging MSR	(637)	548	518	419	(547)
Revaluation gain (loss) from certain trading securities	(2)	-	-	4	(4)
Total gain (loss) on MSR risk management instruments	(639)	548	518	423	(551)
Total changes in MSR valuation and risk management	$(97)	$49	$128	$222	$(21)

	Six Months Ended
	June 30,	June 30,
	2008	2007
MSR Valuation and Risk Management:
Change in MSR fair value due to valuation inputs or assumptions	$42	$434
Loss on MSR risk management instruments:
Revaluation loss from derivatives economically hedging MSR	(89)	(579)
Revaluation loss from certain trading securities	(2)	-
Total loss on MSR risk management instruments	(91)	(579)
Total changes in MSR valuation and risk management	$(49)	$(145)

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended
	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
	2008	2008	2007	2007	2007
Rollforward of Mortgage Servicing Rights(1)
Fair value, beginning of period	$5,726	$6,278	$6,794	$7,231	$6,507
Home loans:
Additions	205	181	127	116	592
Change in MSR fair value due to payments on loans and other	(301)	(230)	(255)	(351)	(401)
Change in MSR fair value due to valuation inputs or
assumptions	542	(499)	(390)	(201)	530
Sale of MSR	-	(1)	-	-	-
Net change in commercial real estate MSR	3	(3)	2	(1)	3
Fair value, end of period	$6,175	$5,726	$6,278	$6,794	$7,231
Rollforward of Mortgage Loans Serviced for Others
Balance, beginning of period	$449,126	$456,484	$463,436	$474,867	$467,782
Home loans:
Additions	9,828	9,862	7,814	8,700	29,949
Sale of servicing	-	(109)	-	-	-
Loan payments and other	(17,534)	(17,177)	(15,739)	(20,716)	(24,213)
Net change in commercial real estate loans	181	66	973	585	1,349
Balance, end of period	$441,601	$449,126	$456,484	$463,436	$474,867

(1)	MSR as a percentage of mortgage loans serviced for others was 1.40%, 1.27%, 1.38%, 1.47% and 1.52% at June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007 and June 30, 2007.

	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
	2008	2008	2007	2007	2007
Total Servicing Portfolio
Mortgage loans serviced for others	$441,601	$449,126	$456,484	$463,436	$474,867
Consumer loans serviced for others	15,842	17,390	17,379	16,078	14,745
Servicing on retained MBS without MSR	865	904	942	980	1,023
Servicing on owned loans	231,188	236,877	238,344	232,392	218,122
Subservicing portfolio	274	285	399	418	439
Total servicing portfolio	$689,770	$704,582	$713,548	$713,304	$709,196

	June 30, 2008
	Unpaid	Weighted
	Principal	Average
	Balance	Servicing Fee
		(in basis points,
Mortgage Loans Serviced for Others by Loan Type		annualized)
Agency	$252,358	32
Private	162,924	58
Subprime mortgage channel-home	26,319	51
Total mortgage loans serviced for others(1)	$441,601	42

(1)	Weighted average coupon rate was 6.13% at June 30, 2008.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended
	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
	2008	2008	2007	2007	2007
Allowance for Loan Losses
Balance, beginning of quarter	$4,714	$2,571	$1,889	$1,560	$1,540
Allowance transferred to loans held for sale	-	-	(105)	(217)	(81)
Provision for loan losses	5,913	3,511	1,534	967	372
	10,627	6,082	3,318	2,310	1,831
Loans charged off:
Loans secured by real estate:
Home loans(1)	(687)	(331)	(105)	(52)	(21)
Home equity loans and lines of credit(1)	(726)	(486)	(249)	(104)	(55)
Subprime mortgage channel(2)	(572)	(388)	(277)	(146)	(103)
Home construction(3)	(3)	(8)	-	-	(1)
Multi-family	(3)	(4)	(4)	-	-
Other real estate	(1)	(2)	(1)	(1)	(1)
Total loans secured by real estate	(1,992)	(1,219)	(636)	(303)	(181)
Consumer:
Credit card	(169)	(135)	(126)	(120)	(106)
Other	(2)	(2)	(2)	(2)	(2)
Commercial	(51)	(39)	(32)	(20)	(15)
Total loans charged off	(2,214)	(1,395)	(796)	(445)	(304)
Recoveries of loans previously charged off:
Loans secured by real estate:
Home loans(1)	-	1	4	1	1
Home equity loans and lines of credit(1)	17	9	4	3	3
Subprime mortgage channel(2)	3	1	4	1	11
Home construction(3)	-	-	2	-	-
Other real estate	1	1	2	2	-
Total loans secured by real estate	21	12	16	7	15
Credit card	16	12	31	14	15
Commercial	6	3	2	3	3
Total recoveries of loans previously charged off	43	27	49	24	33
Net charge-offs	(2,171)	(1,368)	(747)	(421)	(271)
Balance, end of quarter	$8,456	$4,714	$2,571	$1,889	$1,560

Net charge-offs (annualized) as a percentage
of average loans held in portfolio	3.59%	2.24%	1.24%	0.74%	0.50%
Allowance as a percentage of loans held in portfolio	3.53	1.94	1.05	0.80	0.73
______________________________
(1)	Excludes home loans and home equity loans and lines of credit in the subprime mortgage channel.
(2)
Represents mortgage loans purchased from recognized subprime lenders and mortgage loans originated under the Long Beach Mortgage name and held in the investment portfolio.  Charge-offs in the second quarter of 2007 include $26 million of amounts primarily related to uncollected borrower expenses incurred in prior periods by and owed to a third party loan servicer.

(3)
Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
	2008	2008	2007	2007	2007
Nonperforming Assets
Nonaccrual loans(1)(2)(3):
Loans secured by real estate:
Home loans(4)(5)	$4,757	$3,504	$2,302	$1,452	$991
Home equity loans and lines of credit(4)	1,521	1,102	835	533	378
Subprime mortgage channel(6)	3,008	2,882	2,721	2,356	1,707
Home construction(7)	79	77	56	44	47
Multi-family	181	142	131	120	69
Other real estate	87	87	53	49	52
Total nonaccrual loans secured by real estate	9,633	7,794	6,098	4,554	3,244
Consumer	1	2	1	1	1
Commercial	57	28	24	22	30
Total nonaccrual loans held in portfolio	9,691	7,824	6,123	4,577	3,275
Foreclosed assets(8)	1,512	1,357	979	874	750
Total nonperforming assets	$11,203	$9,181	$7,102	$5,451	$4,025

Total nonperforming assets as a percentage of total assets	3.62%	2.87%	2.17%	1.65%	1.29%
______________________________

(1)
Nonaccrual loans held for sale, which are excluded from the nonaccrual balances presented above, were $2 million, zero, $4 million, $7 million and $171 million at June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007 and June 30, 2007.  Loans held for sale are accounted for at the lower of cost or fair value, with valuation changes included as adjustments to noninterest income.

(2)
Credit card loans are exempt under regulatory rules from being classified as nonaccrual because they are charged off when they are determined to be uncollectible, or by the end of the month in which the account becomes 180 days past due.

(3)
Includes nonaccrual restructured loans of $1.43 billion, $669 million, $633 million, $512 million and $152 million at June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007 and June 30, 2007.  Excludes accruing restructured loans of $465 million, $372 million, $251 million, $269 million and $277 million at June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007 and June 30, 2007.

(4)	Excludes home loans and home equity loans and lines of credit in the subprime mortgage channel.
(5)
Includes nonaccrual Option ARM loans of $3.23 billion, $2.51 billion, $1.63 billion, $1.00 billion and $680 million at June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007 and June 30, 2007.

(6)	Represents mortgage loans purchased from recognized subprime lenders and mortgage loans originated under the Long Beach Mortgage name and held in the investment portfolio.
(7)
Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.

(8)
Foreclosed real estate securing Government National Mortgage Association (“GNMA”) loans of $21 million, $25 million, $37 million, $46 million and $49 million at June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007 and June 30, 2007 have been excluded.  These assets are fully collectible as the corresponding GNMA loans are insured by the Federal Housing Administration (“FHA”) or guaranteed by the Department of Veterans Affairs (“VA”).